SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report                                           October 25, 2000
(Date of earliest event reported)                        October 25, 2000


                            MNB Bancshares, Inc.
           (Exact name of Registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


       0-20878                               48-1120026
(Commission File Number)       (I.R.S.  Employer  Identification Number)



   800 Poyntz Avenue, Manhattan, Kansas                            66502
   (Address of principal executive offices)                     (Zip Code)



(785)       565-2000
            (Registrant's telephone number, including area code)


Item 5.  Other Information

On October 25, 2000, MNB Bancshares, Inc. issued a press release announcing its earnings for the quarter ending September 30, 2000 and its declaration of a cash dividend to its stockholders.
The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits.

            99.1  News Release dated October 25, 2000.


                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MNB BANCSHARES, INC.



Dated: October 25, 2000             By:  /s/ Mark A Herpich
                                          Mark A. Herpich
                                          Vice President, Secretary, Treasurer
                                              and Chief Financial Officer